ACCOUNTS PAYABLE (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Payable for
Payable related to new home transaction business	¥ 4,081,051		¥ 4,333,474
Payable for home renovation materials and construction costs	1,375,333		867,045
Payable for advertising fees	305,108		186,604
Payable for internet service fees	166,085		104,603
Payable for leasehold improvements	92,924		90,271
Others	308,015		261,324
Total	¥ 6,328,516	$ 891,353	¥ 5,843,321